EXHIBIT 10.1

DEMAND PROMISSORY NOTE IN FAVOR OF
GORDON E. BECKSTEAD DATED JULY 16, 2008

DEMAND PROMISSORY NOTE

$25,000.00                                                                                                                                          Lakewood, Colorado
                                                                                                                                                              July 16, 2008

For value received, the undersigned, V2K INTERNATIONAL, INC., a Colorado corporation (the “Borrower”), hereby promises to pay on demand, to the order of Gordon E. Beckstead (the “Lender”), at, 6635 East Sage Lane, Parker, CO 80138, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) together with interest on the principal amount hereunder, computed on the basis of the actual number of days elapsed and a 365-day year, from the date hereof until this Note is fully paid at the rate of TWELVE PERCENT (12%) per annum.

The Borrower hereby agrees to pay all costs of collection, including attorneys’ fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

V2K INTERNATIONAL, INC., a Colorado corporation
By ___________________________________ Its ___________________________________